SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the
Securities Exchange Act of 1934

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TRANSAMERICA SERIES TRUST

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TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Series Trust
570 Carillon Parkway
St. Petersburg, Florida 33716
Telephone: 1-888-233-4339

July 18, 2011

This information statement (“Information Statement”) is being furnished to the owners of variable life insurance policies or variable annuity contracts invested in Transamerica JPMorgan Tactical Allocation VP (formerly, Transamerica Federated Market Opportunity VP) (referred to as the “Portfolio”).

This Information Statement provides information regarding the approval by the Portfolio’s Board of Trustees (referred to herein as the “Board” or “Trustees” or “Board Members”) of a new sub-advisory agreement on behalf of the Portfolio between Transamerica Asset Management, Inc. (“TAM” or “Adviser”) and a new sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan” or the “Sub-Adviser”). A copy of the new sub-advisory agreement with the Sub-Adviser is attached hereto as Exhibit A (the “New Sub-Advisory Agreement”).

This Information Statement is provided in lieu of a proxy statement to shareholders of record of the Portfolio as of May 1, 2011 pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (“Independent Trustees”), without obtaining shareholder approval. Pursuant to the Order, however, the Portfolio has agreed to provide certain information about the new sub-adviser and new sub-advisory agreement to its shareholders.

The Information Statement will be available on the Portfolio’s website at http://www.transamericaseriestrust.com/content/News.aspx until October 31, 2011. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-888-233-4339.

The new Sub-Adviser took over day-to-day management of the Portfolio on May 1, 2011. In connection with the change in sub-adviser, the name of the Portfolio changed as noted above. As discussed in the Prospectus supplement dated January 28, 2011, the Portfolio’s investment objective, principal investment strategies and risks and benchmark index changed. TAM continues to serve as the Portfolio’s investment adviser, and its advisory fee has not increased as a result of the change.

The Information Statement and the accompanying materials are being mailed on or about July 18, 2011. The Portfolio will pay for the costs associated with preparing and distributing this Information Statement and the Notice of Internet Availability of the Information Statement to shareholders.

Transamerica Series Trust (“TST” or the “Trust”), is organized as a Delaware statutory trust. Transamerica JPMorgan Tactical Allocation VP is a series of TST.

Shares of the Portfolio are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. For purposes of this Information Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in the Portfolio) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

The annual report of the Portfolio is sent to shareholders of record following the Portfolio’s fiscal year end. The Trust’s fiscal year end is December 31. The Portfolio will furnish, without charge, a copy of its annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Portfolio by calling toll free 1-888-233-4339. Copies of the annual and semi-annual report of the Portfolio also are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of this Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please contact the Portfolio at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

TRANSAMERICA JPMORGAN TACTICAL ALLOCATION VP
(FORMERLY, TRANSAMERICA FEDERATED MARKET OPPORTUNITY VP)

a series of Transamerica Series Trust

INFORMATION STATEMENT

On January 6, 2011, the Board of the Portfolio approved, at the Adviser’s recommendation, a New Sub-Advisory Agreement with the Sub-Adviser for the Portfolio. The Sub-Adviser took over day-to-day management of the Portfolio on May 1, 2011. In connection with the change in sub-adviser, the name of the Portfolio changed as noted above. As discussed in the supplement to the Portfolio’s Prospectus dated January 28, 2011, the Portfolio’s investment objective, principal investment strategies and risks, and benchmark index changed.

This Information Statement describes the Sub-Adviser and the terms of the New Sub-Advisory Agreement.

Background

TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews the sub-adviser’s continued performance.

No officer or Trustee of the Portfolio is a director, officer or employee of the Sub-Adviser. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in the Sub-Adviser or any other person controlling, controlled by or under common control with the Sub-Adviser. Since January 1, 2009, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the Sub-Adviser or any of its affiliates was or is to be a party.

Terms of the Prior Sub-Advisory Agreement

Prior to May 1, 2011, Federated Equity Management Company of Pennsylvania (“Federated”) served as sub-adviser to the Portfolio. Federated is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

Federated provided sub-advisory services to the Portfolio pursuant to an Investment Sub-Advisory Agreement between TAM and Federated (the “Federated Sub-Advisory Agreement”). As sub-adviser to the Portfolio, Federated was responsible for managing the assets of the Portfolio in a manner consistent with the terms of the Federated Sub-Advisory Agreement and the investment objective, strategies and policies of the Portfolio.

The Federated Sub-Advisory Agreement was dated January 1, 1997, as amended. The Board, including a majority of the Independent Trustees, last approved the renewal of the Federated Sub-Advisory Agreement for the Portfolio on June 10, 2010.

As discussed below under “Evaluation by the Board,” the Board authorized the Adviser to terminate the Federated Sub-Advisory Agreement and to enter into the New Sub-Advisory Agreement. Effective May 1, 2011, the Adviser terminated the Federated Sub-Advisory Agreement and entered into the New Sub-Advisory Agreement.

Comparison of the Sub-advisory Agreements

A description of the sub-advisory fees to be paid by the Adviser to the Sub-Adviser appears below under the caption “New Sub-Advisory Fees.” A description of those fees paid by the Adviser to Federated appears below under the caption “Federated Sub-Advisory Fees.”

The New Sub-Advisory Agreement was approved by the Board on January 6, 2011 and was effective as of May 1, 2011. The New Sub-Advisory Agreement has an initial term of two years from the effective date. Thereafter, continuance of the New Sub-Advisory Agreement shall be subject to the specific approval, at least annually, of a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, as well as the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement: (i) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon written notice by TAM to the Sub-Adviser; and (iii) may be terminated at any time by the Sub-Adviser on 90 days’ written notice to the Adviser and the Portfolio. The Federated Sub-Advisory Agreement contained similar provisions. However, the Federated Sub-Advisory Agreement contained a termination provision requiring 60 days’ written notice to the Adviser or Federated by (i) the Board, (ii) a vote of a majority of the outstanding voting securities of the Portfolio, (iii) the Adviser or (iv) Federated. The Federated Sub-Advisory Agreement contained a provision that the agreement shall terminate upon the termination of the Advisory Agreement.

Under the terms of the New Sub-Advisory Agreement, the Sub-Adviser furnishes continuous portfolio management services to the Portfolio, subject to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions contained in the Portfolio’s then current Prospectus and Statement of Additional Information. The Federated Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that the Sub-Adviser is responsible for providing, among other things, investment advice to the Portfolio, subject to the supervision of the Board, with respect to such portion of the Portfolio’s assets as shall be allocated to the Sub-Adviser by the Adviser from time to time. The Federated Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that the Sub-Adviser may place orders for the purchase and sale of portfolio securities with such broker-dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Sub-Adviser, or to any other fund or account over which the Sub-Adviser or its affiliates exercise investment discretion. The New Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, the Sub-Adviser may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Portfolio and to other funds and clients for which the Sub-Adviser exercises investment discretion. The Federated Sub-Advisory Agreement contained similar provisions.

Pursuant to the New Sub-Advisory Agreement, the Sub-Adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which it or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account it or its affiliates advises, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The Federated Sub-Advisory Agreement contained no such provisions.

As compensation for the services performed by a Sub-Adviser under the New Sub-Advisory Agreement, TAM shall pay the Sub-Adviser out of the advisory fee it receives with respect to the Portfolio, as promptly as possible after the last day of each month, a fee, computed daily. The Federated Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement states that the Sub-Adviser shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that the Sub-Adviser is not protected against any liability to the Adviser or the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. The Federated Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trust or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Portfolio’s securities managed by the Sub-Adviser, in accordance with that Sub-Adviser’s proxy voting policies and procedures without consultation with the Adviser or the Portfolio. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The Federated Sub-Advisory Agreement contained no such provisions.

Under the New Sub-Advisory Agreement, JPMorgan will review, on a daily basis, the valuations of the securities held by the Portfolio. If JPMorgan believes that the Portfolio’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, JPMorgan will notify the Adviser promptly. In addition, the Sub-Adviser is required to be available to consult with the Adviser in the event of a pricing problem and to participate in meetings of the Trust’s Valuation Committee. The Federated Sub-Advisory Agreement did not specifically address Federated’s obligations with respect to valuation.

The New Sub-Advisory Agreement requires that the Sub-Adviser, at its expense, supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by it and reasonably available to the Sub-Adviser relating to the services provided pursuant to the New Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Federated Sub-Advisory Agreement contained similar provisions.

Investors should refer to Exhibit A attached hereto for the complete terms of the New Sub-Advisory Agreement. The description of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the New Sub-Advisory Agreement as set forth in Exhibit A.

Portfolio Managers

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Anne Lester	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager
Nicole Fazio	Portfolio Manager	JPMorgan	Vice President and Portfolio Manager (2009 to Present) Associate and Portfolio Manager

TAM Advisory Fees

Under the Advisory Agreement, effective May 1, 2011, the Portfolio pays the Adviser an advisory fee of the Portfolio’s average daily net assets as listed below:

First $500 million	0.70%
Over $500 million to $750 million	0.675%
Over $750 million	0.65%

Prior to May 1, 2011, the advisory fee for the Portfolio was 0.75% of the first $500 million of average daily net assets; 0.675% of average daily net assets over $500 million up to $750 million of average daily net assets; and 0.65% of average daily net assets in excess of $750 million.

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended December 31, 2010 were $2,097,952 after waivers and reimbursements.

As of the fiscal year ended December 31, 2010, the net assets for the Portfolio were $265,750,611.

New Sub-Advisory Fees

Under the New Sub-Advisory Agreement, the Adviser (not the Portfolio) pays the Sub-Adviser for its services as a percentage of the Portfolio’s average daily net assets allocated to the Sub-Adviser as listed below:

First $150 million	0.336%
Over $150 million to $500 million	0.306%
Over $500 million	0.29%

Fees are calculated daily at the annual rates from the fee schedule. The fees will be paid as promptly as possible after the last day of each month.

Federated Sub-Advisory Fees

Under the Federated Sub-Advisory Agreement, the Adviser (not the Portfolio) paid Federated for its services as a percentage of the Portfolio’s average daily net assets as listed below:

First $30 million	0.50%
Over $30 million to $50 million	0.35%
Over $50 million to $500 million	0.25%
Over $500 million up to $750 million	0.225%
Over $750 million	0.20%

Fees paid to Federated on behalf of the Portfolio for services provided pursuant to the Federated Sub-Advisory Agreement for the fiscal year ended December 31, 2010 was $794,317.

Fees that would have been payable to the Sub-Advisor for services provided pursuant to the New Sub-Advisory Agreement for the same period, had the New Sub-Advisory Agreement been in effect for such period would have been $900,964.

Information Regarding the Sub-Adviser

JPMorgan is located at 245 Park Avenue, New York, NY 10167 and is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., also located at 245 Park Avenue, New York, NY 10167. JPMorgan Asset Management Holdings Inc. is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm located at 270 Park Avenue, New York, NY 10017. JPMorgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of March 31, 2011, JPMorgan and its affiliated companies had over $1.3 trillion in assets under management.

Management and Governance. Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of JPMorgan as of June 1, 2011. The principal address of each individual as it relates to his or her duties at JPMorgan is the same as that of JPMorgan, unless otherwise noted.

Name of Each Director, Officer or Partner of JPMorgan	Position and Principal Occupation with JPMorgan and Principal Occupation if Different from Positions(s) with JPMorgan

George C.W. Gatch 270 Park Avenue New York, NY 10017	CEO; Director; Managing Director

Seth P. Bernstein 270 Park Avenue New York, NY 10017	Director; Global Head of Fixed Income; Managing Director

Lawrence M. Unrein 270 Park Avenue New York, NY 10017	Director; Managing Director

Martin R. Porter 20 Finsbury Street London, EC2Y 9AQ	Global Head of Equities; Managing Director

Clive S. Brown 20 Finsbury Street London, EC2Y 9AQ	Director; Managing Director

Scott E. Richter 1111 Polaris Parkway Columbus, OH 43240	Secretary

Joseph K. Azelby 270 Park Avenue New York, NY 10017	Director; Managing Director

Name of Each Director, Officer or Partner of JPMorgan	Position and Principal Occupation with JPMorgan and Principal Occupation if Different from Positions(s) with JPMorgan

Paul A. Quinsee 270 Park Avenue New York, NY 10017	Director; Managing Director

Joseph J. Bertini 270 Park Avenue New York, NY 10017	Chief Compliance Officer

Robert L. Young 1111 Polaris Parkway Columbus, OH 43240	Director; Managing Director

Craig M. Sullivan 270 Park Avenue New York, NY 10017	Chief Financial Officer; Director; Managing Director

James Balridge Broderick 20 Finsbury Street London, EC2Y 9AQ	Director; Managing Director

Management Activities. JPMorgan does not act as adviser or sub-adviser for any other registered investment companies with investment objectives similar to the Portfolio.

Evaluation by the Board

At a meeting held on January 6, 2011, the Board approved the New Sub-Advisory Agreement following a presentation by the Adviser.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations. Among other matters, the Board Members considered:

(a)

that TAM advised the Board Members that the appointment of the Sub-Adviser is not expected to result in any diminution in the nature, quality and extent of services provided to the Portfolio and its shareholders, including compliance services;

(b)

that the Sub-Adviser is an experienced and respected asset management firm and that the Sub-Adviser has the capabilities, resources and personnel necessary to provide advisory services to the Portfolio based on an assessment of the services that the Sub-Adviser provides to other funds within the Transamerica Asset Management Group (“TAMG”) fund complex;

(c)	the proposed responsibilities of the Sub-Adviser for the Portfolio and the services expected to be provided by it;

(d)	the fact that the sub-advisory fee payable to the Sub-Adviser would be paid by TAM and not the Portfolio;

(e)	that the advisory fee will be reduced at certain asset levels; and that the sub-advisory fee paid by TAM to the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law; and

(f)

that TAM recommended to the Board that the Sub-Adviser be appointed as sub-adviser to the Portfolio based on its desire to engage an established sub-adviser with experience managing a mutual fund product and with an existing relationship with TAM.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members, including a majority of the Independent Trustees concluded that the New Sub-Advisory Agreement should be approved and that the fees payable thereunder are consistent with TAM’s fiduciary duty under applicable law.

Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by JPMorgan under the New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM and JPMorgan as to the operations, facilities, organization and personnel of JPMorgan, the anticipated ability of JPMorgan to perform its duties under the New Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Portfolio. The Board Members considered the proposed change to the Portfolio’s investment objective, principal investment strategies and risks and benchmark, as well as the change to the Portfolio’s name. The Board Members considered that TAM has advised the Board Members that the appointment of JPMorgan is not expected to result in any diminution in the nature, quality and extent of services provided to the Portfolio and its shareholders, including compliance services. The Board Members considered that JPMorgan is an experienced and respected asset management firm and that TAM believes that JPMorgan has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio, based on an assessment of the services that JPMorgan provides to other funds within the TAMG fund complex.

It was noted that in order for the Portfolio to invest in ETFs as well as JPMorgan advised funds, as proposed, the Board was required to consider whether the fees to be charged by TAM and JPMorgan are based on services that are in addition to rather than duplicative of those provided under the advisory contracts of any underlying funds. It was noted that TAM will render “manager of managers” services to the Portfolio by, among other things, closely monitoring JPMorgan’s performance and by adding additional sub-advisers or altering the composition of sub-advisers as necessary to adapt to market conditions or the Portfolio’s performance. On these bases, the Board determined that the fees to be charged by TAM and JPMorgan are based on services that are in addition to, rather than duplicative of, the services provided by the adviser to the underlying funds in which the Portfolio will invest.

Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that JPMorgan can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that JPMorgan’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Portfolio.

Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate under the New Sub-Advisory Agreement as well as the overall management fee structure of the Portfolio and noted that the advisory fee payable by the Portfolio would be reduced at certain asset levels if the New Sub-Advisory Agreement is implemented, which would benefit the Portfolio and it shareholders. The Board Members noted that the Portfolio does not pay the sub-advisory fee. The Board Members determined that the sub-advisory fee paid by TAM to JPMorgan is consistent with TAM’s fiduciary duty under applicable law.

Economies of Scale. The Board Members considered the sub-advisory fee schedule and the existence of breakpoints. The Board Members concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to JPMorgan, in the future. The Board Members noted that TAM believes the appointment of JPMorgan as sub-adviser has the potential to attract additional assets.

Fall-Out Benefits. The Board noted that TAM believes that other benefits anticipated to be derived by JPMorgan from its relationship with the Portfolio are expected to be consistent with industry practice. The Board Members also noted that TAM would not realize soft dollar benefits from its relationship with JPMorgan, and that JPMorgan may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board also noted that JPMorgan is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio will be recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements JPMorgan may engage in with respect to the Portfolio’s brokerage transactions. It was noted, however, that given the nature of the proposed investment objectives and strategies of the Portfolio, significant soft dollar arrangements would be unlikely. The Board Members also considered the potential for increased visibility in the marketplace as a result of JPMorgan’s relationship with the Portfolio.

Investment Performance. It was noted that there was no historical performance for the Board to review, as the structure of the proposed Portfolio is not currently being offered. However, the Board Members were provided with performance data for the strategy, based on backtesting, against the current Portfolio, Transamerica Federated Market Opportunity VP, and against certain benchmarks for the period of November 2005 to October 2010. The Board Members noted that the data indicated the performance of Transamerica JPMorgan Tactical Allocation VP was stronger than that of Transamerica Federated Market Opportunity VP, and would have outperformed the proposed custom benchmark for the past 1-, 3- and 5-year periods (annualized). The Board Members further noted that TAM believes that the appointment of JPMorgan could benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the New Sub-Advisory Agreement would actually have on the future performance of the Portfolio. Based on this information, the Board Members determined that JPMorgan is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

ADDITIONAL INFORMATION

TAM, the Trust’s investment adviser, and Transamerica Fund Services, Inc., the Trust’s transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Trust’s principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

As of May 1, 2011, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio.

As of May 1, 2011, the following persons owned of record 5% or more of the outstanding interests in the Portfolio:

Name of Shareholder	Amount of Beneficial Ownership	Class	Percent

Western Reserve 570 Carillon Parkway St. Petersburg, Florida 33716	4,490,431.60	Initial	34.96%

Western Reserve 570 Carillon Parkway St. Petersburg, Florida 33716	3,174,329.94	Initial	24.71%

Western Reserve 570 Carillon Parkway St. Petersburg, Florida 33716	2,005,217.53	Initial	15.61%

Morningstar Asset Alloc – Conserv 570 Carillon Parkway St. Petersburg, Florida 33716	826,125.07	Initial	6.43%

Western Reserve 570 Carillon Parkway St. Petersburg, Florida 33716	733,861.89	Initial	5.71%

Western Reserve 570 Carillon Parkway St. Petersburg, Florida 33716	547,744.24	Service	67.07%

Western Reserve 570 Carillon Parkway St. Petersburg, Florida 33716	91,199.22	Service	11.17%

Transamerica Life Insurance Company 570 Carillon Parkway St. Petersburg, Florida 33716	55,953.32	Service	6.85%

Western Reserve 570 Carillon Parkway St. Petersburg, Florida 33716	48,182.43	Service	5.90%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Series Trust

Dennis P. Gallagher
Vice President, General Counsel and Secretary

July 18, 2011

EXHIBIT A

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
J.P. MORGAN INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of May 1, 2011 to the Sub-Advisory Agreement dated as of March 22, 2011, as amended (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”) and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”).

In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Agreement dated March 22, 2011, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of May 1, 2011.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Sherryl E. James-Rosario

Name:	Sherryl E. James Rosario
Title:	Vice President

SCHEDULE A

as of May 1, 2011

Portfolio	Sub-Adviser Compensation*	Effective Date

Transamerica Multi-Managed Balanced VP***	0.25% of average daily net assets**	March 22, 2011
Transamerica JPMorgan Tactical Allocation VP	0.336% of the first $150 million; 0.306% in excess of $150 million and up to $500 million; 0.29% in excess of $500 million.	May 1, 2011

*	as a percentage of average daily net assets on an annual basis.

**

The average daily net assets for purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Partners Balanced Portfolio (a series of Transamerica Partners Portfolios); Transamerica JPMorgan Enhanced Index VP; and the portion of the assets of Transamerica Multi-Managed Balanced VP (a series of Transamerica Series Trust) and Transamerica Multi-Managed Balanced (a series of Transamerica Funds), allocated to and sub-advised by J.P. Morgan Investment Management Inc.

***	With respect to such portion of the Portfolio’s assets as shall be allocated to J.P. Morgan Investment Management Inc. by TAM from time to time.

INVESTMENT SUB-ADVISORY AGREEMENT

J.P. Morgan Investment Management Inc.

          This Agreement, dated March 22, 2011 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and J.P. Morgan Investment Management Inc., a Delaware corporation (referred to herein as the “Subadviser”).

          TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

          1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

          2. Sub-advisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions that apply to the Allocated Assets’ investment strategy, as stated in the Fund’s current Prospectus and Statement of Additional Information and in accordance with investment guidelines agreed upon by TAM and Subadviser (“Investment Guidelines”) and subject to other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser and that are consistent with the investment objectives, polices and restrictions referred to above. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Allocated Assets may invest, and shall implement those decisions (including the execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions applicable to the Allocated Assets’ investment strategy referred to above, the Investment Guidelines and any other specific policies adopted by the Board or any written instructions and directions of the Board or TAM that are consistent with the investment objectives, policies and restrictions applicable to the Allocated Assets’ investment strategy referred to above and have been provided to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein which TAM hereby acknowledges could adversely affect the execution of the Fund’s portfolio transactions.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will notify TAM in the event the Subadviser determines the value of a security pursuant to the Subadviser’s procedures for determining the fair value of a security. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and when the Trust’s Valuation Committee meets

          3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. Further, TAM understands that Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts following the same investment strategy as the Fund. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser or its affiliates is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser and consistent with federal securities laws. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time. TAM acknowledges that, in some cases, this procedure may adversely affect the price paid or received by the Fund or may limit the size of the position that may be acquired or sold for the Fund.

          4. Delegation to Third Parties. Subadviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Subadviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement and pursuant to the confidentiality requirements of Section 19 hereof, Subadviser may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Subadviser of any of its obligations under this Agreement.

          5. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

          6. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

          7. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

          8. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the

Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

          9. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

          10. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

          11. Use of Name. The Subadviser shall give TAM and the Fund, for the term of this Agreement, a royalty free, nonexclusive, nonsublicensable, nontransferable right to use the name “JPMorgan” (hereinafter referred to as the “Mark”) in accordance with applicable law as part of the name of the Fund. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. TAM shall not alter the appearance of the Mark without the prior written approval of the Subadviser. The Mark shall not be used by TAM or the Fund at any time or in any place or for any purposes or under any conditions except as provided in this Section 11. The forgoing authorization by the Subadviser to TAM and the Fund to use said Mark is not exclusive of the right of the Subadviser itself to use or authorize others to use the same. TAM agrees that as between the Subadviser and TAM or the Fund, the Subadviser has the exclusive right to use or authorize others to use the Mark, and TAM and the Fund agree to take any such action as may be requested by the Subadviser to give full effect to the provisions of this Section 11. Neither the Fund nor TAM shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, TAM and the Fund will use their best efforts to change the name of the Fund so as to eliminate all reference to the Mark and the Fund and TAM will terminate all use of the Mark in the Fund’s prospectuses, reports, sales materials and other documents that contain the Mark to the extent that continued use is not required by applicable laws, rules and regulations. In addition, the Fund and TAM will destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark to the extent retention of such documents is not required by applicable recordkeeping requirements. TAM and the Fund agree to use their best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto. Such covenants on the part of TAM and the Fund shall survive termination of this agreement. All use of the Mark shall inure to the benefit of it is owner, JPMorgan Chase & Co.

          12. Liability of and Indemnification by the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

          Subadviser does not guarantee the future performance of the Allocated Assets or any specific level of performance, the success of any investment decision or strategy that Subadviser may use, or the success of Subadviser’s overall management of the Allocated Assets. The Fund and TAM understand that investment decisions made for the Allocated Assets by the Subadviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Subadviser will manage only the Allocated Assets and in making investment decisions for the Fund Subadviser will not consider any other securities, cash or other investments owned by the Fund.

          The Subadviser shall indemnify and hold harmless TAM, the Fund and their respective directors, trustees, officers, and employees from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) (“Losses”)

directly resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement.

          The Subadviser shall not be liable for any special, consequential or incidental damages.

          13. Indemnification by TAM. TAM shall indemnify and hold harmless the Subadviser and its directors, trustees, officers, and employees from any and all Losses directly resulting from the Subadviser’s performance of its duties and obligations under this Agreement except to the extent such Losses arise or result from Subadviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement.

          TAM shall not be liable for any special, consequential or incidental damages.

          14. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

          15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund or by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

          16. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

          17. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

          18. Force Majeure. Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party and could not have been reasonably prevented through back-up systems and other business continuation and disaster recovery procedures commonly employed by other SEC-registered investment advisers that meet reasonable commercial standards in the investment company industry. Such causes may include, but are not restricted to, Acts of God, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

          19. Confidentiality. The Subadviser will maintain the strictest confidence regarding the business affairs of TAM and the Fund provided, however, that notwithstanding the foregoing, the Subadviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Subadviser. Further, to the extent that any market counterparty with whom the Subadviser deals, or any service provider with whom the Subadviser contracts for the provision of services related to Subadviser’s obligations under this Agreement, requires information relating to the Fund (including, but not limited to, the identity of the Fund and market value of the Fund), the Subadviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund, or provide such services to Subadviser in accordance with the terms of this Agreement. Any information, including information on portfolio transactions, recommendation and/or written reports furnished by the Subadviser to TAM and/or the Fund will be treated as confidential, and for the exclusive use and benefit of TAM and the Fund, except as disclosure may be required by applicable law. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by TAM and Subadviser, TAM and the Fund will not disclose any list of securities held by the Fund, in any manner whatsoever except in accordance with the Fund’s policy on disclosure of portfolio holdings set forth in its current prospectus and statement of additional information.

          20. Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

          The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher a. Staples

Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Sherryl E. James-Rosario

Name:	Sherryl E. James-Rosario
Title:	Vice President

Schedule A
Portfolio	Investment Sub-advisory Fee

Transamerica Multi-Managed Balanced VP**	0.25% of average daily net assets*

*

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Partners Balanced Portfolio (a series of Transamerica Partners Portfolios); Transamerica JPMorgan Enhanced Index VP; and the portion of the assets of Transamerica Multi-Managed Balanced (a series of Transamerica Funds) and Transamerica Multi-Managed Balanced VP, allocated to and sub-advised by J.P. Morgan Investment Management Inc.

**	With respect to such portion of the Portfolio’s assets as shall be allocated to J.P. Morgan Investment Management Inc. by TAM from time to time.

TRANSAMERICA JPMORGAN TACTICAL ALLOCATION VP
(FORMERLY, TRANSAMERICA FEDERATED MARKET OPPORTUNITY VP)

a series of Transamerica Series Trust

570 Carillon Parkway
St. Petersburg, FL 33716
Telephone: 1-888-233-4339

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to Transamerica JPMorgan Tactical Allocation VP (formerly, Transamerica Federated Market Opportunity VP) (the “Portfolio”), a series of Transamerica Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The Information Statement details a recent sub-adviser change relating to the Portfolio. Specifically, the Board of Trustees of the Portfolio (“Portfolio”) has approved a new sub-advisory agreement on behalf of the Portfolio between Transamerica Asset Management, Inc. (“TAM”) and a new sub-adviser, J.P. Morgan Investment Management Inc. The new sub-adviser took over day-to-day management of the Portfolio on May 1, 2011.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining shareholder approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The full Information Statement will be available to review on the Portfolio’s website at http://www.transamericaseriestrust.com/content/News.aspx until October 31, 2011. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Portfolio at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.